UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 24, 2021

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-15451	58-2480149
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway N.E.,
Atlanta,	Georgia		30328
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class B common stock, par value $0.01 per share	UPS	New York Stock Exchange

1.625% Senior Notes Due 2025	UPS25	New York Stock Exchange

1% Senior Notes due 2028	UPS28	New York Stock Exchange

0.375% Senior Notes due 2023	UPS23A	New York Stock Exchange

1.500% Senior Notes due 2032	UPS32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06 Material Impairments
On January 25, 2021, United Parcel Service, Inc. (“UPS”) announced that it has entered into a purchase agreement, dated January 24, 2021, pursuant to which it has agreed sell all of its equity interests in its UPS Ground Freight, Inc. subsidiary to TFI International Inc.. Completion of the transaction is subject to certain customary regulatory and other approvals and conditions. In connection with the entry into the agreement, UPS has determined that an impairment triggering event has occurred as of the December 31, 2020 balance sheet date. As a result, UPS expects to recognize a non-cash, pre-tax impairment charge of approximately $500 million on its statement of consolidated income for the year ended December 31, 2020.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the transaction is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release dated January 25, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

The information contained in Items 7.01 and 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by reference in any such filing.

Cautionary Forward-Looking Statements

The statements made in this Current Report on Form 8-K regarding the amount and timing of the impairment charge UPS expects to record constitute “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from present expectations. These risks and uncertainties, many of which are outside UPS’s control, include, but are not limited to, the finalization of the accounting impact of the pending sale of UPS Ground Freight, Inc. and the other factors and risks discussed in UPS’s periodic reports filed with the Securities and Exchange Commission. UPS does not undertake any obligation to update the forward-looking statements in this Current Report on Form 8-K to reflect events, circumstances, changes in expectations, or the occurrence of unanticipated events after the date hereof, except as required by law.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date:	January 25, 2021	By:	/s/ BRIAN NEWMAN
Brian Newman
Senior Vice President, Chief Financial Officer and Treasurer